Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2153

 Global High Dividend Portfolio 2021-3

INVESCO UNIT TRUSTS, SERIES 2156

 Select 10 Industrial Portfolio 2021-5

INVESCO UNIT TRUSTS, SERIES 2158

 The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2021-4

INVESCO UNIT TRUSTS, SERIES 2164

 Global 45 Dividend Strategy Portfolio 2021-4

INVESCO UNIT TRUSTS, SERIES 2167

 Dividend Income Leaders Strategy Portfolio 2021-4

Supplement to the Prospectuses

Effective November 4, 2021, International Business Machines Corporation (“IBM”) (ticker: IBM) has separated into two publicly traded companies, IBM and Kyndryl Holdings Inc. (ticker: KD). Each Portfolio received one share of Kyndryl Holdings Inc. for every five shares of IBM that it owned as of the October 25, 2021 record date. Each Portfolio will continue to hold and buy shares of each of IBM and Kyndryl Holdings Inc.

Supplement Dated: November 4, 2021